UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2015 (May 26, 2015)

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        Regulation FD Disclosure

On May 26, 2015, HealthWarehouse.com, Inc. issued a press release announcing that it would present at the 2015 Marcum MicroCap Conference.  A copy of the press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

On May 27, 2015, HealthWarehouse.com, Inc. presented at the 4th Annual Marcum LLP MicroCap Conference in New York, New York.  A copy of the slide presentation used at the conference is included as Exhibit 99.2 hereto pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not Applicable.

(d)	Exhibits

The following exhibits are included herewith.

Number No.	Description

99.1	Press release dated May 26, 2015

99.2	Presentation used at the Marcum LLP MicroCap Conference on May 27, 2015 *

*  The presentation furnished as Exhibit 99.2 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: May 28, 2015	By: /s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer